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                                                                       Exhibit 1
                                                                       ---------

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(f)(1)
                          ----------------------------

          The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated:  January 2, 1997

                              TW ASSOCIATES, L.P.

                              By:  KKR Associates
                                   General Partner


                              By:  /s/ Paul E. Raether
                                   --------------------------------------
                              Name:  Paul E. Raether
                              Title: General Partner


                              KKR PARTNERS II, L.P.

                              By:  KKR Associates
                                   General Partner


                              By:  /s/ Paul E. Raether
                                   --------------------------------------
                              Name:  Paul E. Raether
                              Title: General Partner


                              KKR ASSOCIATES


                              By:  /s/ Paul E. Raether
                                   --------------------------------------
                              Name:  Paul E. Raether
                              Title: General Partner

                                       7
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                              C D ASSOCIATES, L.P.

                              By:  C D GP, LLC
                                   General Partner


                              By:  /s/ Paul E. Raether
                                   --------------------------------------
                              Name:  Paul E. Raether
                              Title: Member


                              C D GP, LLC


                              By:  /s/ Paul E. Raether
                                   --------------------------------------
                              Name:  Paul E. Raether
                              Title: Member

                                       8